SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2008

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

___New Jersey___	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

155 Morristown Road
Bernardsville, New Jersey	07924
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (908) 221-0100

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Effective as of March 21, 2008, Mr. Paul Lozier, a member of the Board of Directors and Audit Committee of the Registrant, tendered his resignation from the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERSET HILLS BANCORP
(Registrant)

Dated: March 21, 2008	By:	/s/ Gerard Riker
GERARD RIKER
Executive Vice President
and Chief Financial Officer